                                                                    EXHIBIT 10.3


                   AMENDMENT, RATIFICATION AND CONFIRMATION
                   ----------------------------------------


     This AMENDMENT, RATIFICATION AND CONFIRMATION (this "Ratification") is made
                                                          ------------
and entered into as of February 27, 2001, by and among each of the undersigned companies (collectively, the "Companies"; individually, a "Company"), and The
                              ---------                    -------
Chase Manhattan Bank (successor by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association), a New York banking corporation, as Agent for each of the banks or other financial institutions which is or may from time to time become a party to the Credit Agreement (as defined herein) (in such capacity, together with its successors in such capacity, the "Agent").
                    -----

                               R E C I T A L S:
                               - - - - - - - -

     WHEREAS, CellStar Corporation, a Delaware corporation (the "Borrower"), the
                                                                 --------
Banks, Bank One, NA (formerly known as The First National Bank of Chicago)

("Bank One"), as Syndication Agent, and National City Bank ("National City"), as
----------                                                   -------------
Documentation Agent, and Agent previously entered into that certain Amended and Restated Credit Agreement dated as of August 2, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 23, 1999, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 12, 2000, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 10, 2000, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 20, 2000, and as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of January 30, 2001 (as amended, the "Existing Credit
                                                         ---------------
Agreement"), in amendment and restatement of that certain Credit Agreement dated
---------
as of October 15, 1997, by and among the Borrower, the Banks, Bank One and National City as Co-Agents, and the Agent, as previously amended (as amended, the "Prior Credit Agreement");
     ----------------------

     WHEREAS, in connection with the Prior Credit Agreement and the Existing Credit Agreement, each Company executed and delivered to the Agent and the Banks certain agreements, documents and instruments more specifically described on

Schedule A attached hereto (the "Existing Loan Documents");
----------                       -----------------------

     WHEREAS, the Borrower has requested that the Syndication Agent, the Documentation Agent, the Banks and the Agent enter into that certain Second Amended and Restated Credit Agreement of even date herewith (the "New Credit
                                                                  ----------
Agreement"), in amendment and restatement of the Existing Credit Agreement; and
---------

     WHEREAS, the Banks, the Syndication Agent, the Documentation Agent and the Agent have conditioned their acceptance of their respective obligations under the New Credit Agreement and related documents on the execution of this Ratification by each Company;

     NOW, THEREFORE, for and in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agrees as follows:

                             A G R E E M E N T S:
                             - - - - - - - - - -

     1. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the New Credit Agreement.

     2. Each Company (a) consents and agrees to the terms of the New Credit Agreement, (b) affirms that nothing contained in the New Credit Agreement shall affect or impair in any respect whatsoever its obligations under the Existing Loan Documents, and (c) agrees that the Existing Loan Documents remain in full force and effect and shall continue to be the legal, valid and binding obligations of the respective Companies, enforceable against the respective Companies in accordance with their respective terms.

     3. Each Company hereby acknowledges and agrees, and the Existing Loan Documents are hereby amended as follows:

          (a) Each reference in the Existing Loan Documents to the Credit Agreement shall mean the New Credit Agreement.

          (b) Each reference in the Existing Loan Documents to the "Obligations" as defined in the Credit Agreement shall mean the "Obligations" as defined in the New Credit Agreement.

          (c) Each reference to the Notes secured or guaranteed by the Existing Loan Documents shall mean the Notes executed and delivered pursuant to the New Credit Agreement in amendment, restatement and modification (but not in extinguishment or novation) of the Notes executed pursuant to the Existing Credit Agreement.

          (d) Any and all references in the Existing Loan Documents to the Alternate Currency Agent are no longer applicable and shall be disregarded.

          (e) Each Company acknowledges and agrees that the liens, security interests and assignments created and evidenced by the Existing Loan Documents, as the same have been or may be amended, supplemented, modified or restated, are legal, valid, binding and enforceable liens, security interests and assignments of the respective dignity and priority recited therein and all such liens, security interests and assignments are hereby ratified and shall continue as security for the obligations described therein and secured thereby.

     4. Each Company hereby acknowledges and agrees, and the Borrower Security Agreement described in Item 2 of Schedule A hereto (the "Borrower Security
                                                         -----------------
Agreement") is hereby amended as follows:
---------

          (a)  Effective as of the date hereof, Section 1.1 of the Borrower
                                                -----------
Security Agreement is hereby amended to add the following definitions, to read in their respective entireties as follows:

          "Commercial Tort Claim" means any "commercial tort claim", as such
           ---------------------
     term is defined in the UCC, now owned or hereafter acquired by Debtor.

          "Deposit Account" means any "deposit account", as such term is defined
           ---------------
     in the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) any and all lockbox accounts, dominion accounts, controlled disbursement accounts and any and all other deposit accounts established pursuant to the terms of the Credit Agreement, (b) the deposit accounts described in that certain Three Party Agreement Relating to Bank Services dated _________, 2001, among Debtor, National Auto Center, Inc., Agent, and Bank of America, N.A., and (c) any and all deposits (general or special, time or demand, provisional or final), including without limitation certificates of deposit and investment accounts, at any time established or maintained with or held by the Agent or any of the Banks.

          "Investment Property" means any "investment property", as such term is
           -------------------
     defined in the UCC, now owned or hereafter acquired by Debtor, except stock in any Foreign Subsidiary in excess of the percentage of such stock specified in the pledge agreements executed by Debtor in favor of the Agent.

          "Letter-of-Credit Right" means any "letter-of-credit right", as such
           ----------------------
     term is defined in the UCC, now owned or hereafter acquired by Debtor.

          "Supporting Obligation" means any "supporting obligation", as such
           ---------------------
     term is defined in the UCC, now owned or hereafter acquired by Debtor.

(b) Effective as of the date hereof, the respective definitions of each of the following terms set forth in Section 1.1 of the Borrower Security Agreement
                                  -----------
     are hereby amended to read in their respective entireties as follows:

          "Accounts" means any "account", as such term is defined in the UCC,
           --------
     now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all rights of Debtor to payment of a monetary obligation, whether or not earned by performance, (i) for goods or other property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered,
     (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, or (v) arising out of the use of a credit or charge card or information contained on or for use with the card, (b) all accounts receivable of Debtor, (c) all rights of Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper", as such term is defined in
           -------------
     the UCC, now owned or hereafter acquired by Debtor.

          "Document" means any "document", as such term is defined in the UCC,
           --------
     now owned or hereafter acquired by Debtor, including, without limitation, all documents of title and warehouse receipts of Debtor.

          "Equipment" means any "equipment", as such term is defined in the UCC,
           ---------
     now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, and vehicles now owned or hereafter acquired by Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "General Intangibles" means any "general intangibles", as such term is
           -------------------
     defined in the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions of Debtor, (b) all books, records, data, plans, manuals, computer software, and computer programs of Debtor, (c) all contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit of Debtor, (d) all rights of Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of Debtor, (f) all choses in action and causes of action of Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of Debtor, (g) all rights and claims of Debtor under warranties and indemnities, and (h) all rights of Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined in the
           ----------
     UCC, now owned or hereafter acquired by Debtor.

          "Inventory" means any "inventory", as such term is defined in the UCC,
           ---------
     now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all goods and other personal property of

     Debtor that (i) are leased by Debtor as lessor, (ii) are held for sale or lease or to be furnished under any contract of service, or (iii) are furnished under a contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of Debtor, (c) all wrapping, packaging, advertising, and shipping materials of Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by Debtor, and (e) all Documents evidencing any of the foregoing.

          "Permitted Liens" means the security interests granted hereby and
           ---------------
     Liens expressly permitted by Section 7.2 of the Credit Agreement.
                                  -----------

          "Proceeds" means any "proceeds", as such term is defined in the UCC
           --------
     and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

(c)  Effective as of the date hereof, Article I of the Borrower Security
                                      ---------
     Agreement is hereby amended to add the following Section 1.3 to the end
                                                      -----------
     thereof, such section to read in its entirety as follows:

          Section 1.3. Changes in the UCC. All terms used herein which are
                       ------------------
     defined in the UCC shall, unless otherwise provided herein, have the meanings ascribed to them in the UCC both as in effect on the date of this Agreement and as hereafter amended. The parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Agreement, then such term as used herein shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

(d)  Effective as of the date hereof, Section 2.1 of the Borrower Security
                                      -----------
     Agreement is hereby amended to read in its entirety as follows:

          Section 2.1. Security Interest. As collateral security for the prompt
                       -----------------
     payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), Debtor hereby grants to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of its personal property, including without limitation all of its right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):
                         ----------

                (a)  all Accounts;

                (b)  all Chattel Paper;

                (c)  all Commercial Tort Claims;

                (d)  all Deposit Accounts;

                (e)  all Instruments;

                (f)  all General Intangibles;

                (g)  all Documents;

                (h)  all Inventory;

                (i)  all Investment Property;

                (j)  all Letter-of-Credit Rights;

                (k)  all Supporting Obligations;

                (l)  all Equipment; and

                (m)  all Proceeds and products of any or all of the foregoing.

          If the grant, pledge, or collateral transfer or assignment of any rights of Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted nonetheless remains effective to the extent allowed by the UCC or other applicable law but is otherwise limited by that prohibition.

(e)  Effective as of the date hereof, Section 3.4 of the Borrower Security
                                      -----------
     Agreement is hereby amended to read in its entirety as follows:

          Section 3.4. Principal Place of Business; State of Registration;
                       ---------------------------------------------------
     Debtor's Name. The principal place of business and chief executive office
     -------------
     of Debtor, and the office where Debtor keeps its books and records, is located at the address specified below the name of Debtor on the signature pages hereof. Debtor's state of incorporation, organization or formation is such state as shown at the beginning of this Agreement. Debtor's exact name is the name set forth for Debtor on the signature pages of this Agreement.

          (f)  Effective as of the date hereof, Section 4.8 of the Borrower
                                                -----------
               Security Agreement is hereby amended to read in its entirety as follows:

                    Section 4.8.  Corporate Changes. Debtor shall not change its
                                  -----------------
               address, location, name, identity, jurisdiction of incorporation, organization or formation, or corporate structure unless Debtor shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to have caused the security interest created herein to be at all times fully perfected and in full force and effect with the priority required by this Agreement. Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be fully perfected and in full force and effect with the priority required by this Agreement.

          (g)  Effective as of the date hereof, Article VI of the Borrower
                                                ----------
               Security Agreement is hereby amended to add the following Sections 6.2 and 6.3 to the end thereof, such sections to read in
               ------------     ---
               their respective entireties as follows:

                    Section 6.2.  Disclaimer of Warranties. Debtor agrees that
                                  ------------------------
          any disclaimer of warranties in a foreclosure sale of any or all of the Collateral will not render the sale commercially unreasonable.

                    Section 6.3   Noncash Proceeds. Debtor agrees that Agent
                                  ----------------
          shall be under no obligation to accept any noncash proceeds unless failure to do so would be commercially unreasonable. If Agent agrees in its sole discretion to accept noncash proceeds, Agent may ascribe any reasonable value to such proceeds. Agent may apply any discount factor in determining the present value of proceeds to be received in the future.

     5. Each Company hereby acknowledges and agrees, and each of the Guarantor Security Agreements described in Items 3 and 17 of Schedule A hereto (collectively, the "Guarantor Security Agreements") is hereby amended as
                    -----------------------------
follows:

          (a)  Effective as of the date hereof, Section 1.1 of each of the
                                                -----------
               Guarantor Security Agreements is hereby amended to add the following definitions, to read in their respective entireties as follows:

                    "Commercial Tort Claim" means any "commercial tort claim",
                     ---------------------
               as such term is defined in the UCC, now owned or hereafter acquired by any Debtor.

               "Deposit Account" means any "deposit account", as such term is
                ---------------
          defined in the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) any and all lockbox accounts, dominion accounts, controlled disbursement accounts and any and all other deposit accounts established pursuant to the terms of the Credit Agreement, (b) the deposit accounts described in that certain Three Party Agreement Relating to Bank Services dated _________, 2001, among Borrower, National Auto Center, Inc., Agent, and Bank of America, N.A., and (c) any and all deposits (general or special, time or demand, provisional or final), including without limitation certificates of deposit and investment accounts, at any time established or maintained with or held by the Agent or any of the Banks.

               "Investment Property" means any "investment property", as such
                -------------------
          term is defined in the UCC, now owned or hereafter acquired by any Debtor, except stock in any Foreign Subsidiary in excess of the percentage of such stock specified in the pledge agreements executed by certain of the Debtors in favor of the Agent.

               "Letter-of-Credit Right" means any "letter-of-credit right", as
                ----------------------
          such term is defined in the UCC, now owned or hereafter acquired by any Debtor.

               "Supporting Obligation" means any "supporting obligation", as
                ---------------------
          such term is defined in the UCC, now owned or hereafter acquired by any Debtor.

    (b) Effective as of the date hereof, the respective definitions of each of the following terms set forth in Section 1.1 of each of the Guarantor
                                           -----------
          Security Agreements are hereby amended to read in their respective entireties as follows:

               "Accounts" means any "account", as such term is defined in the
                --------
          UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all rights of any Debtor to payment of a monetary obligation, whether or not earned by performance, (i) for goods or other property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, or (v) arising out of the use of a credit or charge card or information contained on or for use with the card, (b) all accounts receivable of any Debtor, (c) all rights of any Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by any Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of any Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper", as such term is defined in
           -------------
the UCC, now owned or hereafter acquired by any Debtor.

          "Document" means any "document", as such term is defined in the UCC,
           --------
now owned or hereafter acquired by any Debtor, including, without limitation, all documents of title and warehouse receipts of any Debtor.

          "Equipment" means any "equipment", as such term is defined in the UCC,
           ---------
now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, and vehicles now owned or hereafter acquired by any Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "General Intangibles" means any "general intangibles", as such term is
           -------------------
defined in the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions of any Debtor, (b) all books, records, data, plans, manuals, computer software, and computer programs of any Debtor, (c) all contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit of any Debtor, (d) all rights of any Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of any Debtor, (f) all choses in action and causes of action of any Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of any Debtor, (g) all rights and claims of any Debtor under warranties and indemnities, and (h) all rights of any Debtor under any insurance, surety, or similar contract or arrangement.

     "Instrument" means any "instrument", as such term is defined in the UCC,
      ----------
now owned or hereafter acquired by any Debtor.

     "Inventory" means any "inventory", as such term is defined in the UCC, now
      ---------
owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all goods and other personal property of any Debtor that (i) are leased by any Debtor as lessor, (ii) are held for sale or lease or to be furnished under any contract of service, or (iii) are furnished under a contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of any Debtor, (c) all wrapping, packaging, advertising, and shipping materials of any Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by any Debtor, and
          (e) all Documents evidencing any of the foregoing.

               "Permitted Liens" means the security interests granted hereby and
                ---------------
          Liens expressly permitted by Section 7.2 of the Credit Agreement.

               "Proceeds" means any "proceeds", as such term is defined in the
                --------
          UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     (c) Effective as of the date hereof, Article I of each of the Guarantor Security Agreements is hereby amended to add the following Section 1.3 to the end thereof, such section to read in its entirety as follows:

               Section 1.3.   Changes in the UCC. All terms used herein which
                              ------------------
          are defined in the UCC shall, unless otherwise provided herein, have the meanings ascribed to them in the UCC both as in effect on the date of this Agreement and as hereafter amended. The parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Agreement, then such term as used herein shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

     (d)  Effective as of the date hereof, Section 2.1 of each of the Guarantor
                                           -----------
          Security Agreements is hereby amended to read in its entirety as follows:

               Section 2.1.   Security Interest. As collateral security for the
                              -----------------
          prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), each Debtor hereby grants to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of its personal property, including without limitation all of its right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):


                     (a)  all Accounts;

                     (b)  all Chattel Paper;

                     (c)  all Commercial Tort Claims;

                     (d)  all Deposit Accounts;

                     (e)  all Instruments;

                     (f)  all General Intangibles;

                     (g)  all Documents;

                     (h)  all Inventory;

                     (i)  all Investment Property;

                     (j)  all Letter-of-Credit Rights;

                     (k)  all Supporting Obligations;

                     (l)  all Equipment; and

                     (m) all Proceeds and products of any or all of the foregoing.

               Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower. If the grant, pledge, or collateral transfer or assignment of any rights of any Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted nonetheless remains effective to the extent allowed by the UCC or other applicable law but is otherwise limited by that prohibition.

     (e)  Effective as of the date hereof, Section 3.4 of each of the Guarantor
                                           -----------
          Security Agreements is hereby amended to read in its entirety as follows:

               Section 3.4. Principal Place of Business; State of Registration;
                            ---------------------------------------------------
          Debtor's Name. The principal place of business and chief executive
          -------------
          office of each Debtor, and the office where each Debtor keeps its books and records, is located at the address specified below the name of such Debtor on the signature pages hereof. Each Debtor's state of incorporation, organization or formation is such state as shown on the signature pages of this Agreement. Each Debtor's exact name is the name set forth for such Debtor on the signature pages of this Agreement.

          (f)  Effective as of the date hereof, Section 4.8 of each of the
                                                -----------
               Guarantor Security Agreements is hereby amended to read in its entirety as follows:

                    Section 4.8.   Corporate Changes. No Debtor shall change its
                                   -----------------
               address, location, name, identity, jurisdiction of incorporation, organization or formation, or corporate structure unless such Debtor shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to have caused the security interest created herein to be at all times fully perfected and in full force and effect with the priority required by this Agreement. No Debtor shall change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be fully perfected and in full force and effect with the priority required by this Agreement.

          (g)  Effective as of the date hereof, Article VI of each of the
                                                ----------
               Guarantor Security Agreements is hereby amended to add the following Sections 6.2 and 6.3 to the end thereof, such sections
                         ------------     ---
               to read in their respective entireties as follows:

                    Section 6.2.   Disclaimer of Warranties. Each Debtor agrees
                                   ------------------------
               that any disclaimer of warranties in a foreclosure sale of any or all of the Collateral will not render the sale commercially unreasonable.

                    Section 6.3    Noncash Proceeds. Each Debtor agrees that
                                   ----------------
               Agent shall be under no obligation to accept any noncash proceeds unless failure to do so would be commercially unreasonable. If Agent agrees in its sole discretion to accept noncash proceeds, Agent may ascribe any reasonable value to such proceeds. Agent may apply any discount factor in determining the present value of proceeds to be received in the future.

     6. Each Company hereby acknowledges and agrees, and each of the Pledge Agreements described in Items 4, 5, 6, 7, 8, 9, 10, 11, 18, 19, 20 and 21 of Schedule A hereto (collectively, the "Pledge Agreements") is hereby amended as
                                      -----------------
follows:

          (a) Effective as of the date hereof, each reference to the percentage "65%" appearing in Section 1.2 of each of the Pledge Agreements
                                  -----------
               is hereby amended to read "100%", except such references in subsections (a) and (b) of Section 1.2 of the Pledge Agreements
               -----------------------    -----------
               described in Items 10 and 11 of Schedule A hereto.
                                               ----------

          (b)  Effective as of the date hereof, the next to last subsection of
               Section 1.2 of each of the Pledge Agreements is hereby amended to
               -----------
               read in its entirety as follows:

                    All present and future increases, profits, combinations,
               reclassifications of, and substitutes and replacements for, all or part of the foregoing, and all present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, deposit accounts, investment property, letter-of-credit rights, commercial tort claims, supporting obligations, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, all or any part of the foregoing; and

          (c)  Effective as of the date hereof, Article I of each of the Pledge
                                                ---------
               Agreements is hereby amended to add the following Section 1.4 to
                                                                 -----------
               the end thereof, such section to read in its entirety as follows:

                    Section 1.4.   Changes in the UCC. All terms used herein
                                   ------------------
               which are defined in the UCC (hereinafter defined) shall, unless otherwise provided, have the meanings ascribed to them in the UCC both as in effect on the date of this Agreement and as hereafter amended. The parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Agreement, then such term as used herein shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement. As used herein, "UCC"
                                                                          ---
               means the Uniform Commercial Code as in effect in the State of Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     (d)       Effective as of the date hereof, Section 2.4 of each of the
                                                ------------
               Pledge Agreements is hereby amended to read in its entirety as follows:

                    Section 2.4.   Principal Place of Business; State of
                                   -------------------------------------
               Registration; Pledgor's Name. The principal place of business and
               ----------------------------
               chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown on the signature page of this Agreement. Pledgor's state of incorporation, organization or formation is such state as shown at the beginning of this Agreement. Pledgor's exact name is the name set forth for Pledgor as shown on the signature page of this Agreement.

          (e)  Effective as of the date hereof, Section 3.5 of each of the
                                                -----------
               Pledge Agreements is hereby amended to add the following sentence to the end thereof, which sentence shall read in its entirety as follows:

               Pledgor authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Pledgor where permitted by law.

          (f)  Effective as of the date hereof, Article III of each of the
                                                -----------
               Pledge Agreements is hereby amended to add the following Section
                                                                        -------
               3.12, to the end thereof, such section to read in its entirety as
               ----
               follows:

                    Section 3.12.  Corporate Changes. Pledgor shall not change
                                   -----------------
               its address, location, name, identity, jurisdiction of incorporation, organization or formation, or corporate structure unless such Pledgor shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to have caused the security interest created herein to be at all times fully perfected and in full force and effect with the priority required by this Agreement. Pledgor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be fully perfected and in full force and effect with the priority required by this Agreement.


          (g)  Effective as of the date hereof, Article V of each of the Pledge
                                                ---------
               Agreements is hereby amended to add the following Sections 5.2
                                                                 ------------
               and 5.3, to the end thereof, such sections to read in their
                   ---
               respective entireties as follows:

                    Section 5.2    Disclaimer of Warranties. Pledgor agrees that
                                   ------------------------
               any disclaimer of warranties in a foreclosure sale of any or all of the Collateral will not render the sale commercially unreasonable.

                    Section 5.3    Noncash Proceeds. Pledgor agrees that Agent
                                   ----------------
               shall be under no obligation to accept any noncash proceeds unless failure to do so would be commercially unreasonable. If Agent agrees in its sole discretion to accept noncash proceeds, Agent may ascribe any reasonable value to such proceeds. Agent may apply any discount factor in determining the present value of proceeds to be received in the future.

     7. Each Company hereby acknowledges and agrees, and the Pledge Agreement described in Item 5 of Schedule A hereto (the "NAC Pledge Agreement") is hereby
                                               --------------------
further amended as follows:

          (a)  Effective as of the date hereof, subsections (e), (f) and (g) of
                                                ----------------------------
               Section 1.2 of the NAC Pledge Agreement are hereby amended to
               -----------
               read in their respective entireties as follows:

               (e) 100% of all present and future issued and outstanding shares of capital stock or other equity or investment securities issued by CellStar International Corporation/SA, a Delaware corporation ("CellStar SA"), now owned or hereafter acquired by Pledgor,
                 -----------
               including without limitation 100,000 shares of common capital stock of CellStar SA evidenced by certificates numbers 004 and 005;

               (f) 100% of all present and future issued and outstanding shares of capital stock or other equity or investment securities issued by Audiomex Export Corp., a Texas corporation ("Audiomex"), now
                                                               --------
               owned or hereafter acquired by Pledgor, including without limitation 20 shares of common capital stock of Audiomex evidenced by certificates numbers 002 and 003;

               (g) 100% of all present and future issued and outstanding shares of capital stock or other equity or investment securities issued by CellStar International Corporation/Asia, a Delaware corporation ("CellStar International"), now owned or hereafter
                             ----------------------
               acquired by Pledgor, including without limitation 100,000 shares of common capital stock of CellStar International evidenced by certificates numbers 002 and 003;

          (b) Effective as of the date hereof, the percentage "65%" appearing in clause (b) of Section 2.5 of the NAC Pledge Agreement is
                  ------ ---    -----------
               hereby amended to read "100%".


     8. Each Company hereby acknowledges, agrees, and represents that it has no and there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of any Existing Loan Documents, the obligations secured thereby or the obligations of the Companies thereunder, and to the extent any such claims, offsets, defenses or counterclaims exist, each Company hereby waives, and hereby releases the Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of such Company of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     9. Each Company hereby represents and warrants to the Agent and each of the Banks that the representations and warranties of each Company contained in the Existing Loan Documents are true and correct on and as of the date hereof as though made on and as the date hereof.

     10. Each Company represents and warrants to the Agent and each of the Banks that such Company is not in default under the terms of any Existing Loan Documents and that no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default under the terms of any Existing Loan Documents. Each Company further represents and warrants that it is in compliance with all covenants and agreements contained in the Existing Loan Documents.

     11. THIS RATIFICATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     12. THIS RATIFICATION AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     13. This Ratification may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     EXECUTED as of the 27/th/ day of February, 2001.

COMPANIES:                               AGENT:
---------                                -----

CELLSTAR CORPORATION                     THE CHASE MANHATTAN BANK
                                         (successor by merger to Chase Bank
                                         of Texas, National Association,
By: /s/ AUSTIN P. YOUNG                  formerly known as Texas Commerce
   ----------------------------------    Bank National Association)
    Name:   Austin P. Young
    Title: Sr. VP - CFO

                                         By: /s/ R. ALAN GREEN
                                            ------------------------------
NATIONAL AUTO CENTER, INC.                    Name:  R. ALAN GREEN
                                                   -----------------------
                                              Title: VICE PRESIDENT
                                                    ----------------------

By: /s/ AUSTIN P. YOUNG
   ----------------------------------
    Name:   Austin P. Young
    Title: Sr. VP - CFO


CELLSTAR, LTD.

By: National Auto Center, Inc.,
    its general partner


    By: /s/ AUSTIN P. YOUNG
        -----------------------------
        Name:   Austin P. Young
        Title: Sr. VP - CFO

CELLSTAR FULFILLMENT, LTD.

By:  CellStar Fulfillment, Inc.,
     its general partner


     By: /s/ AUSTIN P. YOUNG
         -----------------------------
         Name:   Austin P. Young
         Title: Sr. VP - CFO

CELLSTAR AIR SERVICES, INC.


By: /s/ AUSTIN P. YOUNG
   -------------------------------
    Name:   Austin P. Young
    Title: Sr. VP - CFO

A & S AIR SERVICE, INC.


By: /s/ AUSTIN P. YOUNG
   -------------------------------
    Name:   Austin P. Young
    Title: Sr. VP - CFO


CELLSTAR INTERNATIONAL
  CORPORATION/SA


By: /s/ AUSTIN P. YOUNG
   -------------------------------
    Name:   Austin P. Young
    Title: Sr. VP - CFO


AUDIOMEX EXPORT CORP.


By: /s/ AUSTIN P. YOUNG
   -------------------------------
    Name:   Austin P. Young
    Title: Sr. VP - CFO

CELLSTAR INTERNATIONAL
CORPORATION/ASIA


By: /s/ AUSTIN P. YOUNG
   -------------------------------
    Name:   Austin P. Young
    Title: Sr. VP - CFO

CELLSTAR FULFILLMENT, INC.


By: /s/ AUSTIN P. YOUNG
   -------------------------------
    Name:   Austin P. Young
    Title: Sr. VP - CFO

CELLSTAR FINANCO, INC.


By: /s/ AUSTIN P. YOUNG
   -------------------------------
    Name:   Austin P. Young
    Title: Sr. VP - CFO


CELLSTAR TELECOM, INC.


By: /s/ AUSTIN P. YOUNG
   -------------------------------
    Name:   Austin P. Young
    Title: Sr. VP - CFO

FLORIDA PROPERTIES, INC.


By: /s/ AUSTIN P. YOUNG
   -------------------------------
    Name:   Austin P. Young
    Title: Sr. VP - CFO

CELLSTAR GLOBAL SATELLITE
SERVICES, LTD.

By: National Auto Center, Inc.,
    its general partner


    By: /s/ AUSTIN P. YOUNG
       ---------------------------
        Name:   Austin P. Young
        Title: Sr. VP - CFO

NAC HOLDINGS, INC.


By: /s/ Elaine Flud Rodriguez
   -----------------------------------
    Name:  Elaine Flud Rodriguez
         -----------------------------
    Title: President
          ----------------------------

                                  SCHEDULE A

                            Existing Loan Documents
                            -----------------------

1. Guaranty dated as of October 15, 1997, executed by National Auto Center, Inc., CellStar, Ltd., CellStar Fulfillment, Ltd., CellStar Financo, Inc., CellStar Fulfillment, Inc., NAC Holdings, Inc., CellStar International Corporation/Asia, Audiomex Export Corporation, CellStar International Corporation/SA, CellStar Air Services, Inc., and A & S Air Service, Inc. (collectively, the "Original Guarantors").
                    -------------------

2. Borrower Security Agreement dated as of October 15, 1997, executed by the Borrower.

3. Guarantor Security Agreement dated as of October 15, 1997, executed by the Original Guarantors.

4.   Pledge Agreement dated as of October 15, 1997, executed by the Borrower.

5. Pledge Agreement dated as of October 15, 1997, executed by National Auto Center, Inc.

6. Pledge Agreement dated as of October 15, 1997, executed by CellStar Air Services, Inc.

7. Pledge Agreement dated as of October 15, 1997, executed by CellStar International Corporation/SA.

8. Pledge Agreement dated as of October 15, 1997, executed by CellStar Fulfillment, Inc.

9.   Pledge Agreement dated as of October 15, 1997, executed by NAC Holdings,
Inc.

10. Pledge Agreement dated as of October 15, 1997, executed by Audiomex Export Corp.

11. Pledge Agreement dated as of October 15, 1997, executed by CellStar International Corporation/Asia.

12. Security Interest Assignment of Patents dated as of October 15, 1997, executed by CellStar, Ltd., recorded on November 26, 1997 on Reel 8815, Frame 0446 with the United States Patent and Trademark Office.

                              SCHEDULE A - Page 1

13. Security Interest Assignment of Copyrights dated as of October 15, 1997, executed by CellStar, Ltd.

14. Security Interest Assignment of Trademarks dated as of October 15, 1997, executed by CellStar, Ltd., recorded on November 26, 1997 on Reel 1659, Frame 0200 with the United States Patent and Trademark Office.

15. Guaranty dated as of July 10, 1998 executed by CellStar Telecom, Inc., Florida Properties, Inc. and CellStar Global Satellite Services, Ltd. (collectively, the "New Guarantors").
                    --------------

16. Contribution and Indemnification Agreement dated as of July 10, 1998 by and among the Borrower, the Original Guarantors and the New Guarantors.

17. Guarantor Security Agreement dated as of July 10, 1998, executed by the New Guarantors.

18.  Pledge Agreement dated as of July 10, 1998, executed by the Borrower.

19.  Pledge Agreement dated as of July 10, 1998, executed by CellStar Telecom,
Inc.

20.  Pledge Agreement dated as of July 10, 1998, executed by NAC Holdings, Inc.

21. Pledge Agreement dated as of July 10, 1998, executed by National Auto Center, Inc.

                              SCHEDULE A - Page 2